Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Third QUARTER 2022 RESULTS

•	Record quarterly revenue with growth of 31% compared to Q3 2021 and 7% compared to Q2 2022
•	Gross Margin expands to 68.8% / 69.5% for Q3 2022 on a GAAP / Non-GAAP basis, compared to 62.8% / 63.6%, respectively, for Q3 2021
•	Net Income improves to $0.33 / $0.48 per diluted share for Q3 2022 on a GAAP / Non-GAAP basis, compared to $0.19 / $0.28, respectively, for Q3 2021

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

HILLSBORO, OR - October 31, 2022 - Lattice Semiconductor Corporation (NASDAQ: LSCC), the low power programmable leader, announced financial results today for the fiscal third quarter ended October 1, 2022.

Jim Anderson, president and CEO, said, "We delivered solid results with 31% year-over-year revenue growth in Q3 2022, and a 73% year-over-year increase in net income on a GAAP basis and 68% on a non-GAAP basis. Topline growth was driven by our strategic segments of industrial and automotive, as well as communications and computing. We are pleased with the continued growth in our existing products and very excited about the expansion of our product portfolio into new greenfield opportunities with the December launch of Lattice Avant™."

Sherri Luther, CFO, said, "In Q3 2022, we achieved operating profit of 28.3% on a GAAP basis and a record 39.7% on a non-GAAP basis with continued gross margin expansion of 600 basis points on a GAAP basis and 590 basis points on a non-GAAP basis compared to Q3 2021. We drove strong cash flow generation and executed our eighth consecutive quarter of share buybacks."

Selected Third Quarter 2022 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q3 2022	Q2 2022	Q3 2021	Q/Q	Y/Y
Revenue	$172,509	$161,372	$131,911	6.9%	30.8%
Gross Margin %	68.8%	68.5%	62.8%	30 bps	600 bps
R&D Expense %	20.2%	20.8%	21.8%	(60) bps	(160) bps
SG&A Expense %	18.5%	18.0%	19.9%	50 bps	(140) bps
Operating Expenses	$69,930	$63,699	$55,810	9.8%	25.3%
Income from Operations	$48,802	$46,786	$27,015	4.3%	80.6%
Net Income	$46,359	$44,532	$26,739	4.1%	73.4%
Net Income per Share - Basic	$0.34	$0.32	$0.20	$0.02	$ 0.14
Net Income per Share - Diluted	$0.33	$0.32	$0.19	$0.01	$ 0.14

	Non-GAAP* Financial Results (unaudited)
	Q3 2022	Q2 2022	Q3 2021	Q/Q	Y/Y
Revenue	$172,509	$161,372	$131,911	6.9%	30.8%
Gross Margin %	69.5%	69.1%	63.6%	40 bps	590 bps
R&D Expense %	17.1%	17.8%	18.8%	(70) bps	(170) bps
SG&A Expense %	12.6%	13.1%	14.8%	(50) bps	(220) bps
Operating Expenses	$51,342	$49,943	$43,802	2.8%	17.2%
Income from Operations	$68,512	$61,553	$40,079	11.3%	70.9%
Net Income	$66,492	$59,124	$39,620	12.5%	67.8%
Net Income per Share - Basic	$0.48	$0.43	$0.29	$ 0.05	$ 0.19
Net Income per Share - Diluted	$0.48	$0.42	$0.28	$ 0.06	$ 0.20

Third Quarter 2022 Highlights

•	Record Revenue: Revenue increased 31% in Q3 2022 compared to Q3 2021 and 7% compared to Q2 2022, which represented the seventh consecutive quarter of double-digit growth on a year-over-year basis.
•	Profit Expansion: Gross margin expanded 600 basis points on a GAAP basis and 590 basis points on a non-GAAP basis compared to Q3 2021, with net income per diluted share increasing 74% on a GAAP basis and 71% on a non-GAAP basis compared to Q3 2021.
•	Continued Portfolio Expansion: Lattice introduced CertusPro-NX FPGAs optimized for Automotive applications, with best-in-class power efficiency, performance, and small form factor.
•	Lattice Receives Back-to-Back Sustainability Awards: Lattice was named a 2022 Global Sustainability Leadership Award winner by the Business Intelligence Group for the second consecutive year.
•	Expanded Stock Repurchase Program: Lattice's Board of Directors authorized the Company to repurchase up to an additional $150 million of its outstanding common stock through the end of December 2023.
•	Avant Launch Event: Lattice will hold a launch event on Monday, Dec. 5, 2022 for its newest power-efficient FPGA platform, Lattice Avant™, which will significantly expand its product portfolio, double the addressable market and create new greenfield revenue opportunities for Lattice.

Business Outlook - Fourth Quarter of 2022:

•	Revenue for the fourth quarter of 2022 is expected to be between $170 million and $180 million.
•	Gross margin percentage for the fourth quarter of 2022 is expected to be 69.5% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the fourth quarter of 2022 are expected to be between $51 million and $53 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the fourth quarter of 2022, certain items that affect GAAP measurement of financial measures are out of the Company’s control and/or cannot be reasonably predicted without unreasonable efforts. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for non-GAAP gross margin or non-GAAP total operating expenses for fourth quarter guidance or a corresponding reconciliation to GAAP for the quarter. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal third quarter 2022, and business outlook on Monday, October 31 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13732670. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our strategic market position; our product portfolio expansion and proposed timing for such product launches; growing customer momentum; and the statements under the heading “Business Outlook - Fourth Quarter of 2022.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing and inflationary pressures, competitive actions, and international trade disputes and sanctions. In addition, the ongoing COVID-19 pandemic continues to impact the overall economy and, as a result of the foregoing, may negatively impact our operating results for future periods. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in Item 1A in Lattice’s most recent Annual Report on Form 10-K and as may be supplemented from time-to-time in Lattice’s other filings with the Securities and Exchange Commission, all of which are expressly incorporated herein by reference.

Further economic and market disruptions from COVID-19, including supply chain disruptions, future impacts of the military conflict between Ukraine and Russia, the impact of any continuing trade restrictions on the export and import of products between the U.S. and China, inflationary pressures, and demand changes in secular growth markets may increase or change the severity of our other risks reported in Item 1A in Lattice’s most recent Annual Report on Form 10-K, as may be supplemented from time-to-time in Lattice’s filings with the Securities and Exchange Commission. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for Lattice’s management to predict all risk factors. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related tax effects, litigation expense outside the ordinary course of business, amortization of acquired intangible assets, restructuring plans and other charges, and the estimated tax effect of these items. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data.

These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	October 1,	July 2,	October 2,	October 1,	October 2,
	2022	2022	2021	2022	2021
Revenue	$172,509	$161,372	$131,911	$484,396	$373,532
Cost of sales	53,777	50,887	49,086	154,412	142,937
Gross margin	118,732	110,485	82,825	329,984	230,595
Operating expenses:
Research and development	34,820	33,613	28,769	100,988	80,289
Selling, general, and administrative	31,926	29,024	26,272	89,721	76,971
Amortization of acquired intangible assets	869	870	603	2,908	1,809
Restructuring	2,315	136	166	2,505	546
Acquisition related charges	—	56	—	511	—
Total operating expenses	69,930	63,699	55,810	196,633	159,615
Income from operations	48,802	46,786	27,015	133,351	70,980
Interest expense	(1,267)	(891)	(661)	(2,866)	(2,081)
Other (expense) income, net	(820)	(243)	(87)	(1,085)	(384)
Income before income taxes	46,715	45,652	26,267	129,400	68,515
Income tax expense (benefit)	356	1,120	(472)	2,431	1,125
Net income	$46,359	$44,532	$26,739	$126,969	$67,390

Net income per share:
Basic	$0.34	$0.32	$0.20	$0.92	$0.49
Diluted	$0.33	$0.32	$0.19	$0.90	$0.47

Shares used in per share calculations:
Basic	137,267	137,424	136,638	137,397	136,476
Diluted	139,935	140,170	141,632	140,921	142,163

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	October 1,	January 1,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$118,766	$131,570
Accounts receivable, net	100,446	79,859
Inventories, net	93,964	67,594
Other current assets	27,132	22,328
Total current assets	340,308	301,351

Property and equipment, net	45,217	38,094
Operating lease right-of-use assets	17,372	23,818
Intangible assets, net	26,085	29,782
Goodwill	315,358	315,358
Other long-term assets	14,605	18,091
	$758,945	$726,494

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$43,635	$34,597
Accrued expenses	35,127	26,444
Accrued payroll obligations	31,516	27,967
Current portion of long-term debt	—	17,173
Total current liabilities	110,278	106,181

Long-term debt, net of current portion	148,685	140,760
Long-term operating lease liabilities, net of current portion	14,169	19,248
Other long-term liabilities	44,082	48,672
Total liabilities	317,214	314,861

Stockholders' equity	441,731	411,633
	$758,945	$726,494

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	October 1,	October 2,
	2022	2021
Cash flows from operating activities:
Net income	$126,969	$67,390
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	41,207	32,624
Depreciation and amortization	21,498	17,839
Other non-cash adjustments	6,935	5,083
Net changes in assets and liabilities	(39,784)	(6,873)
Net cash provided by (used in) operating activities	156,825	116,063
Cash flows from investing activities:
Capital expenditures	(13,080)	(7,118)
Other investing activities	(8,322)	(9,534)
Net cash provided by (used in) investing activities	(21,402)	(16,652)
Cash flows from financing activities:
Proceeds from long-term debt, net of issuance costs	148,601	—
Repayment of long-term debt	(158,750)	(8,750)
Repurchase of common stock	(90,137)	(55,126)
Net cash flows related to stock compensation exercises	(45,726)	(36,347)
Net cash provided by (used in) financing activities	(146,012)	(100,223)
Effect of exchange rate change on cash	(2,215)	(68)
Net increase (decrease) in cash and cash equivalents	(12,804)	(880)
Beginning cash and cash equivalents	131,570	182,332
Ending cash and cash equivalents	$118,766	$181,452

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$2,203	$1,755
Income taxes paid, net of refunds	$4,115	$2,842

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	October 1,	July 2,	October 2,
	2022	2022	2021
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	53	53	55
Inventory Days (DIO)	159	139	123

Revenue% (by Geography)
Asia	72%	73%	75%
Americas	13%	14%	15%
Europe (incl. Africa)	15%	13%	10%

Revenue% (by End Market)
Communications and Computing	41%	44%	42%
Industrial and Automotive	50%	46%	45%
Consumer	6%	8%	10%
Licensing and Services	3%	2%	3%

Revenue% (by Channel)
Distribution	90%	89%	90%
Direct	10%	11%	10%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 1,	July 2,	October 2,
	2022	2022	2021
Gross Margin Reconciliation
GAAP Gross margin	$118,732	$110,485	$82,825
Stock-based compensation - gross margin (1)	1,122	1,011	1,056
Non-GAAP Gross margin	$119,854	$111,496	$83,881

Gross Margin % Reconciliation
GAAP Gross margin %	68.8%	68.5%	62.8%
Cumulative effect of non-GAAP Gross Margin adjustments	0.7%	0.6%	0.8%
Non-GAAP Gross margin %	69.5%	69.1%	63.6%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	20.2%	20.8%	21.8%
Stock-based compensation - R&D (1)	(3.1)%	(3.0)%	(3.0)%
Non-GAAP R&D Expense %	17.1%	17.8%	18.8%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	18.5%	18.0%	19.9%
Stock-based compensation - SG&A (1)	(4.9)%	(4.9)%	(5.1)%
Litigation expense (2)	(1.0)%	—%	—%
Non-GAAP SG&A Expense %	12.6%	13.1%	14.8%

Operating Expenses Reconciliation
GAAP Operating expenses	$69,930	$63,699	$55,810
Stock-based compensation - operations (1)	(13,758)	(12,694)	(10,704)
Litigation expense (2)	(1,646)	—	—
Amortization of acquired intangible assets	(869)	(870)	(603)
Restructuring and other charges	(2,315)	(192)	(701)
Non-GAAP Operating expenses	$51,342	$49,943	$43,802

Income from Operations Reconciliation
GAAP Income from operations	$48,802	$46,786	$27,015
Stock-based compensation - gross margin (1)	1,122	1,011	1,056
Stock-based compensation - operations (1)	13,758	12,694	10,704
Litigation expense (2)	1,646	—	—
Amortization of acquired intangible assets	869	870	603
Restructuring and other charges	2,315	192	701
Non-GAAP Income from operations	$68,512	$61,553	$40,079

Income from Operations % Reconciliation
GAAP Income from operations %	28.3%	29.0%	20.5%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	11.4%	9.1%	9.9%
Non-GAAP Income from operations %	39.7%	38.1%	30.4%

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 1,	July 2,	October 2,
	2022	2022	2021
Other (Expense) Income Reconciliation
GAAP Other (expense) income, net	$(820)	$(243)	$(87)
Loss on re-financing of long-term debt	735	—	—
Non-GAAP Other (expense) income, net	$(85)	$(243)	$(87)

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$356	$1,120	$(472)
Estimated tax effect of non-GAAP adjustments (3)	312	175	183
Non-GAAP Income tax expense (benefit)	$668	$1,295	$(289)

Net Income Reconciliation
GAAP Net income	$46,359	$44,532	$26,739
Stock-based compensation - gross margin (1)	1,122	1,011	1,056
Stock-based compensation - operations (1)	13,758	12,694	10,704
Litigation expense (2)	1,646	—	—
Amortization of acquired intangible assets	869	870	603
Restructuring and other charges	2,315	192	701
Loss on re-financing of long-term debt	735	—	—
Estimated tax effect of non-GAAP adjustments (3)	(312)	(175)	(183)
Non-GAAP Net income	$66,492	$59,124	$39,620

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.34	$0.32	$0.20
Cumulative effect of Non-GAAP adjustments	0.14	0.11	0.09
Non-GAAP Net income per share - basic	$0.48	$0.43	$0.29

GAAP Net income per share - diluted	$0.33	$0.32	$0.19
Cumulative effect of Non-GAAP adjustments	0.15	0.10	0.09
Non-GAAP Net income per share - diluted	$0.48	$0.42	$0.28

Shares used in per share calculations:
Basic	137,267	137,424	136,638
Diluted	139,935	140,170	141,632

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(3)	We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”